                      SECOND AMENDMENT TO CREDIT AGREEMENT


THIS SECOND AMENDMENT (the "Amendment") dated as of July 8, 1999 is between THE SPORTSMAN'S GUIDE, INC. (the "Borrower"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Norwest") and M&I MARSHALL & ILSLEY BANK ("M&I") (M&I and Norwest each referred to herein as a "Bank" and collectively as "Banks"), and Norwest as agent for the Banks (in such capacity, the "Agent").

BACKGROUND

The Borrower and the Banks entered into a Credit Agreement dated June 26, 1998 and amended by a First Amendment dated as of February 1, 1999 (as amended, the "Agreement") pursuant to which the Banks extended to the Borrower a $20,000,000.00 revolving line of credit (the "Line").

The Borrower has requested that the Banks increase the amount of the Line to $25,000,000.00 and make other changes to the Agreement as described herein. The Banks are willing to grant this request subject to the terms and conditions of this Amendment. Capitalized terms not otherwise defined in this Amendment shall have the meaning given them in the Agreement.

NOW THEREFORE; In consideration of the premises, the Banks and the Borrower agree that the Agreement is hereby amended as follows:

1. Section 1.1 of the Agreement is hereby amended by revising the definitions of "Borrowing Base", "Line", "Line Expiration Date" and "Service Fee" to read as follows:

         "Borrowing Base" shall mean 80% of Eligible Accounts Receivable plus 60% of Eligible Inventory; provided that (i) the maximum amount of borrowing base availability based on Eligible Inventory shall be $17,000,000.00 (except that such amount shall increase to $22,000,000.00 from May 1 through November 30 of each year), and (ii) the Banks shall have the right to modify the percentages contained in this Section based upon reasonable commercial standards and upon 30 days prior written notice to the Borrower.

         "Line" shall mean a revolving line of credit established by the Banks for the benefit of the Borrower in the aggregate amount of $25,000,000.00.

         "Line Expiration Date" shall mean July 31, 2000.

         "Service Fee" shall mean that portion of interest to be retained by the Agent from each payment made by the Borrower under the Line (in addition to interest earned by the Agent in its capacity as a Bank) which fees shall be equal to five basis points with respect to LIBOR Borrowings, zero basis points with respect to Base Rate Borrowings, and zero basis points with respect to Standby L/C and Documentary L/C credit fees.

2. Section 2.1 of the Agreement is hereby amended by increasing the maximum available amount of the Line from $20,000,000.00 to $25,000,000.00.

3. The Percentage Interest and Maximum Commitment set forth below the signature of each Bank is hereby amended to read as follows:

      Norwest                                             M&I
      -------                                             ---
Percentage Interest:          65.0                   Percentage Interest:          35.0
Maximum Commitment:  $16,250,000.00                  Maximum Commitment:   $8,750,000.00

4. Section 2.5 of the Agreement is hereby deleted in its entirety and restated as follows:

         2.5 INTEREST RATES. (a) Interest on that portion of the outstanding principal of the Revolving Notes comprised of Base Rate Borrowings shall be calculated at an annual rate equal to the Base Rate in effect from time to time less sixty-five hundredths of one percent (0.65%), and shall change as and when the Base Rate changes. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

         (b) Interest on the unpaid principal of LIBOR Borrowings shall be calculated for each Interest Period at a fixed annual rate equal to the sum of the Reserve Adjusted LIBOR Rate determined for such Interest Period plus two and fifteen hundredths percent (2.15%). Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

5. Section 2.7 of the Agreement is hereby deleted in its entirety and restated as follows:

         2.7 PRINCIPAL PAYMENTS. The principal of the Revolving Notes shall be repayable on the Line Expiration Date. In addition, between December 1 and March 31 of each fiscal year, the Borrower shall pay down the principal of the Revolving Notes for at least 30 consecutive days to an amount not exceeding $7,500,000.00 plus 80% of Eligible Accounts Receivable under the E-Z Pay Plan as of the previous month-end, excluding the face amount of all outstanding Documentary L/Cs and Standby L/Cs.

6. Section 2.11 (b) of the Agreement is hereby deleted in its entirety and restated as follows:

         (b) FEES AND EXPENSES. The Borrower shall pay to the Agent a credit fee of 2.0% per annum on the face amount of each Standby L/C, and calculated on the basis of actual days elapsed in a 360-day year, with a minimum fee of $300.00. The Service Fee and a $300.00 minimum fee shall be retained by the Agent and the balance shall be paid by the Agent to the Banks according to their respective Line Percentages. This fee shall be paid in advance and is in addition to all other fees or expenses provided for in the L/C Application, which shall be for the account of the Agent.

7. Section 2.12 (b) of the Agreement is hereby deleted in its entirety and restated as follows:

         (b) FEES AND EXPENSES. The Agent's standard operational charges and fees will be charged for each Documentary L/C and shall be for the account of the Agent. In addition, the Borrower shall pay to the Agent a credit fee of 1.0% per annum on the face amount of each Documentary L/C and time draft, calculated on the basis of actual days elapsed in a 360-day year. The Service Fee shall be retained by the Agent and the balance shall be paid by the Agent to the Banks according to their respective Line Percentages. This fee shall be paid in advance at the time of issuance of each Documentary L/C, based upon the combined tenor of the Documentary L/C and any related time drafts and is in addition to all other fees or expenses provided for in the L/C Application, which shall be for the account of the Agent.

8. Sections 2.11 and 2.12 of the Agreement are each hereby amended by increasing the limit for Standby L/Cs and Documentary L/Cs from $7,500,000.00 to $15,000,000.00.

9. Section 3.1 of the Agreement is hereby deleted in its entirety and restated as follows:

3.1 FACILITY FEE. Prior to the Line Expiration Date, the Borrower will pay the Agent, quarterly in arrears, on behalf of the Banks, the Facility Fee, which shall be calculated as one-eighth of one percent (0.125%) per annum of the amount of the Line. This fee shall be calculated on the basis of actual days elapsed in a 360 day year.

10. Section 7.1(a)(i) of the Agreement is hereby deleted in its entirety and restated as follows:

         (i) ANNUAL AUDITED FINANCIAL STATEMENTS. Provide the Banks within 90 days of the Borrower's fiscal year end, the Borrower's annual financial statements. The statements must be audited with an unqualified opinion by an independent certified public accountant acceptable to the Banks and be accompanied by any management letter or management's discussion and analysis related to such financial statements.

11. Section 7.1(b) of the Agreement is hereby deleted in its entirety and restated as follows:

(b) Quarterly Requirements. Provide the Banks within 45 days of each fiscal quarter end:

     (i) INTERIM FINANCIAL STATEMENTS., the Borrower's interim financial statements in the form submitted to the Securities and Exchange Commission, accompanied by any related management's discussion and analysis plus interim financial statements.

    (ii) ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE. An accounts receivable aging report and an accounts payable aging report in form acceptable to the Banks, current through the end of that period and certified as correct by an officer of the Borrower acceptable to the Banks.

   (iii) INVENTORY AGING. An inventory aging in form acceptable to the Banks, current through the end of that period and certified as correct by an officer of the Borrower acceptable to the Banks.

12. Section 7.1(c) of the Agreement is hereby deleted in its entirety and restated as follows:

(b) Monthly Requirements. Provide the Banks within 30 days of each fiscal month end (except for the Borrowing Base Certificate):

       (i) INTERIM FINANCIAL STATEMENTS. The Borrower's interim financial statements in form acceptable to the Banks and certified as correct by an officer acceptable to the Banks, accompanied by any related management's discussion and analysis.

       (ii) BORROWING BASE CERTIFICATE. Provide the Banks within 15 days of each fiscal month end, a Borrowing Base Certificate in the form of Exhibit D, current through the end of that period and certified as correct by an officer of the Borrower acceptable to the Banks.

       (iii) COMPLIANCE CERTIFICATE. A compliance certificate in the form of Exhibit C hereto and certified as correct by an officer of the Borrower acceptable to the Banks.

13. Section 7.2(a) of the Agreement is hereby deleted in its entirety and restated as follows:

         (a) TANGIBLE NET WORTH. Maintain at all times a minimum Tangible Net Worth of at least $14,250,000 at 7/4/99 plus 50% of cumulative positive Net Income reported for each fiscal quarter end thereafter.

14. Section 7.2(b) of the Agreement is hereby deleted in its entirety and restated as follows:

         (b) TOTAL LIABILITIES TO TOTAL NET WORTH RATIO. Maintain a ratio of Total Liabilities to Total Net Worth of not more than 2.0 to 1.0 during the period from December 1 through April 30 and not more than
         2.50 to 1.0 during the period from May 1 through November 30.

15. Section 7.3(h) of the Agreement is hereby deleted in its entirety and restated as follows:

         (h) MERGER OR DISSOLUTION. Refrain from entering into any transaction of merger or consolidation, or transferring, selling, assigning, leasing or otherwise disposing of all or a substantial part of its properties or assets (including a transfer, sale, assignment or lease to a subsidiary or affiliate), or any assets or properties necessary or desirable for the proper conduct of its business, or changing the nature of its business, or winding up, liquidating or dissolving, or agreeing to do any of the foregoing; provided that nothing in this covenant shall prohibit the Borrower from transferring any of its properties or assets to a subsidiary so long as the Banks have a first lien on all personal property of such subsidiary.

16. Simultaneously with the execution of this Amendment, the Borrower shall execute and deliver to the Bank:

         A. Revolving Notes, in form and content acceptable to the Banks, which shall replace, but not be deemed to satisfy, the prior Revolving Notes. Each reference in the Agreement to the Revolving Notes shall be deemed to refer to the Revolving Notes dated as of the date of this Amendment.

         B. An origination fee with respect to the increase in the Line in an amount equal to 0.375% ($18,750) of the $5,000,000 additional Line amount, payable to the Agent on behalf of the Banks, to be distributed pro rata based on their respective Line percentages.

17.      The Borrower hereby represents and warrants to the Banks as follows:

                  A. The Agreement as amended by this Amendment remains in full force and effect.

                  B. Other than as set forth above, the Borrower has no knowledge of any default under the terms of the Agreement or any note evidencing any of the obligations of the Borrower that are documented in the Agreement, or of any event that with notice or the lapse of time or both would constitute a default under the Agreement or any such notes.

                  C. The execution, delivery and performance of this Amendment is within its corporate powers, have been duly authorized and are not in contravention of law or the terms of the Borrower's articles of incorporation or by-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

18. Except as modified by this Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Banks, the Agent and the Borrower have executed this Amendment as of the date and year first above written.

NORWEST BANK MINNESOTA,                                 THE SPORTSMAN'S GUIDE, INC.
   NATIONAL ASSOCIATION, AS AGENT

BY: /s/ Thomas G. Skalitzky                    BY: /s/  Charles Lingen
   ----------------------------------              -----------------------------
ITS:    Vice President                         ITS:     CFO
    ---------------------------------               ----------------------------


NORWEST BANK MINNESOTA,                                 M&I MARSHALL & ILSLEY BANK
   NATIONAL ASSOCIATION

BY: /s/ Thomas G. Skalitzky                    BY: /s/ Doug Pudvah
   ----------------------------------              -----------------------------
ITS:    Vice President                         ITS:    Vice President
   ----------------------------------              -----------------------------

                                     -4-

                                               AND BY: /s/ Robert A. Nielsen
                                                      --------------------------
                                               ITS:   Vice President
                                                   -----------------------------

                                  EXHIBIT A-1

                                 REVOLVING NOTE

$8,750,000.00                                                     July 8, 1999

FOR VALUE RECEIVED, The Sportsman's Guide, Inc. (the "Borrower") promises to pay to the order of M&I Marshall & Ilsley Bank (the "Bank"), to Norwest Bank Minnesota, National Association, as Agent, at the Agent's main office in Minneapolis, Minnesota, for the account of the Bank, the principal sum of Eight Million, Seven Hundred Fifty Thousand and 00/100 Dollars ($8,750,000.00), or the amount shown on the Bank's records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing on the unpaid balance at an annual rate and in payment amounts determined in accordance with the provisions of the Credit Agreement defined below. Absent manifest error the Bank's records will be conclusive evidence of the principal and accrued interest owing hereunder.

      This Note constitutes one of the Revolving Notes issued pursuant to the provisions of that certain Credit Agreement dated as of June 26, 1998 and amended by a First Amendment dated as of February 1, 1999 and a Amendment of even date herewith (the "Credit Agreement") made between the undersigned, Norwest Bank Minnesota, National Association and M&I Marshall & Ilsley Bank. Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which accrued interest on this Note is payable. Reference is also hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, may be prepaid voluntarily, may be reborrowed and may be accelerated.

REPAYMENT TERMS

INTEREST. Interest accruing under this Note will be payable on the first day of each month, commencing August 1, 1999, and at other times as set forth in the Credit Agreement.

PRINCIPAL. All outstanding principal and any unpaid interest will be due on the Line Expiration Date, as established pursuant to the Credit Agreement, which in no event shall exceed July 31, 2000.

ADDITIONAL TERMS AND CONDITIONS. The Borrower agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses incurred by the Bank in the event this Revolving Note is not duly paid. Demand, presentment, protest and notice of nonpayment and dishonor of this Revolving Note are expressly waived. This Revolving Note will be governed by the substantive laws of the State of Minnesota.

THE SPORTSMAN'S GUIDE, INC.


BY: /s/  Charles Lingen
   ----------------------------------

ITS:     CFO
     --------------------------------

                                  EXHIBIT A-2

                                 REVOLVING NOTE


$16,250,000.00                                                     July 8, 1999

FOR VALUE RECEIVED, The Sportsman's Guide, Inc. (the "Borrower") promises to pay to the order of Norwest Bank Minnesota, National Association (the "Bank"), to Norwest Bank Minnesota, National Association, as Agent, at the Agent's main office in Minneapolis, Minnesota, for the account of the Bank, the principal sum of Sixteen Million Two Hundred Fifty Thousand and 00/100 Dollars ($16,250,000.00), or the amount shown on the Bank's records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing on the unpaid balance at an annual rate and in payment amounts determined in accordance with the provisions of the Credit Agreement defined below. Absent manifest error the Bank's records will be conclusive evidence of the principal and accrued interest owing hereunder.

      This Note constitutes one of the Revolving Notes issued pursuant to the provisions of that certain Credit Agreement dated as of June 26, 1998 and amended by a First Amendment dated as of February 1, 1999 and a Amendment of even date herewith (the "Credit Agreement") made between the undersigned, Norwest Bank Minnesota, National Association and M&I Marshall & Ilsley Bank. Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which accrued interest on this Note is payable. Reference is also hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, may be prepaid voluntarily, may be reborrowed and may be accelerated.

REPAYMENT TERMS

INTEREST. Interest accruing under this Note will be payable on the first day of each month, commencing August 1, 1999, and at other times as set forth in the Credit Agreement.

PRINCIPAL. All outstanding principal and any unpaid interest will be due on the Line Expiration Date, as established pursuant to the Credit Agreement, which in no event shall exceed July 31, 2000.

ADDITIONAL TERMS AND CONDITIONS. The Borrower agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses incurred by the Bank in the event this Revolving Note is not duly paid. Demand, presentment, protest and notice of nonpayment and dishonor of this Revolving Note are expressly waived. This Revolving Note will be governed by the substantive laws of the State of Minnesota.

THE SPORTSMAN'S GUIDE, INC.


BY: /s/ Charles Lingen
   ---------------------------------
ITS:  CFO
    ---------------------------------

                                   EXHIBIT C

                       OFFICER'S CERTIFICATE OF COMPLIANCE

TO:      Norwest Bank Minnesota, National Association,
                         and
         M&I Marshall & Ilsley Bank
         (the "Banks")

     I am an officer of The Sportsman's Guide, Inc. (the "Borrower") and under the terms of a Credit Agreement (the "Agreement") between the Banks and the Borrower dated June 26, 1998, as amended, certify that:

     1. The attached financial statements of the Borrower from ____________________ through ____________________ (the "Statement Date") are true and correct and have been accurately prepared in accordance with generally accepted accounting principles applied consistently with the Borrower's most recent annual financial statement; and

     2. I have read and am familiar with the Agreement and have no knowledge of an existing event of default under the Agreement or of any event which would, after the lapse of time or the giving of notice, or both, constitute an event of default under the Agreement.

     The calculations regarding each financial covenant, as of the Statement Date, and regardless of whether the Borrower must be in compliance with each covenant as of the Statement Date, are as follows:

COVENANT                                                   ACTUAL                     REQUIRED
TANGIBLE NET WORTH
     Total Net Worth
     (-) Intangible Assets                           -------------------

                                                     -------------------
Tangible Net Worth                                 $                              $14,250,000 plus 50%
                                                     -------------------          positive net income reported
                                                     -------------------          quarterly, starting 9/30/99
TOTAL LIABILITIES TO TOTAL NET WORTH RATIO

     Total Liabilities
                                                     -------------------
     Total Net Worth
                                                     -------------------

Total Liabilities/Total Net Worth                                                 2.0 to 1.0 for December-April
                                                     -------------------          2.5 to 1.0 for May-November
                                                     -------------------


NET INCOME                                         $                              $900,000 through 9/99 and
                                                     -------------------          $2,000,000 thereafter on a
                                                     -------------------          rolling four quarters basis



THE SPORTSMAN'S GUIDE, INC.


BY:                                                                    DATE:
     --------------------------------                                       --------------------------------
ITS:
     --------------------------------


                                    EXHIBIT D

                           Borrowing Base Certificate

                           The Sportsman's Guide, Inc.

TO:      Norwest Bank Minnesota, National Association,
                         and
         M&I Marshall & Ilsley Bank
              (the "Banks")


         The Sportsman's Guide, Inc. (the "Borrower") certifies that the following computation of the Borrowing Base was performed as of __________________________ in accordance with the Borrowing Base definitions set forth below and in the Credit Agreement entered into between the Banks and the Borrower dated June 26, 1998, as amended.

Eligible Accounts Receivable means all accounts receivable of the Borrower except those which are:


         $                 1)  Greater than 30 days past the invoice date.
          --------------
                           2)  Due from an account debtor, 10% or more of whose accounts owed to the Borrower are
          --------------       more than 90 days past the invoice date.

                           3)  Delinquent, which shall mean due from an account debtor, one or more of whose
          --------------       scheduled credit card payments has been rejected or not authorized by the card issuer on the due date.

                           4)  Subject to offset or dispute.
          --------------
                           5)  Due from an account debtor who is subject to any bankruptcy proceeding.
          --------------
                           6)  Owed by a shareholder, subsidiary, affiliate, officer or employee of the Borrower.
          --------------
                           7)  Not subject to a perfected first lien security interest in favor of the Agent on
          --------------       behalf of the Banks.

                           8)  Due from an account debtor located
          --------------       outside the United States and not
                               supported by a standby letter of credit
                               acceptable to the Agent on behalf of the
                               Banks.

                           9)  Due from a unit of government, whether foreign or domestic.
          --------------
                           10) Otherwise deemed ineligible by the Banks in their reasonable discretion.
          --------------

Total E-Z Pay Plan Receivables                       $
                                                     ---------------------------
         Less:    1) Delinquent                      $
                     (item 3 from above)             ---------------------------
                  2) Other ineligibles               $
                     (1, 2 and 4-10 above)         ---------------------------






Total Deferred Payment Plan Receivables              $
                                                     ---------------------------
         Less:    1) Delinquent                      $
                     (item 3 from above)             ---------------------------
                  2) Other ineligibles               $
                     (1, 2 and 4-10 above)           ---------------------------

Total Other Receivables                              $
                                                     ---------------------------
         Less:    1) Delinquent                      $
                     (item 3 from above)             ---------------------------
                  2) Other ineligibles               $
                     (1, 2 and 4-10 above)           ---------------------------

         Eligible A/R                                $
                                                     ---------------------------
         80% of Eligible Accts. Receivable                                      $
                                                                                --------------------------
                                                                                --------------------------

Eligible Inventory means all inventory owned by the Borrower, plus inventory being purchased under a Documentary L/C, as determined by generally accepted accounting principles, except inventory which is:

         $____________              1)  In transit; unless covered by a L/C issued by Norwest
         _____________              2)  Located at any warehouse not approved by the Agent.
         _____________              3)  Covered by a warehouse receipt or other document of title.
         _____________              4)  On consignment to or from any other person or subject to any bailment.
         _____________              5)  Not subject to a perfected first lien security interest in favor of the
                                        Agent on behalf of the Banks.
         _____________              6)  Samples, supplies, shipping supplies, parts inventory, returns inventory
                                        (including inventory in the process of being returned) and damaged inventory.
         _____________              7)  Work-in-process inventory.
         _____________              8)  Otherwise deemed ineligible by the Banks in their reasonable discretion.

         And the greater of:

         _____________              10.a) Obsolete inventory as defined by slow moving inventory (less than 10 sales in 9 months and over 270 days), or

         _____________              10.b) The Borrower's Reserve for Obsolescence.


Total Inventory                                      $
                                                     ---------------------------
Plus Inventory being purchased under L/C             $
                                                     ---------------------------

         Less:  Ineligible Inventory                 $
                                                     ---------------------------
         Eligible Inventory                          $
                                                     ---------------------------
         60% of Eligible Inventory (not to exceed $17,000,000 from              $
             December-April and $22,000,000 from May-November)                  --------------------------
                                                                                --------------------------



         Total Borrowing Base                                                   $
                                                                                --------------------------
                                                                                --------------------------
         Total Advances Outstanding                  $
                                                     ---------------------------
                                                     ---------------------------
         Total L/Cs and time drafts                  $
                                                     ---------------------------
                                                     ---------------------------
         Total Line Outstandings                                                ($                        )
                                                                                --------------------------
                                                                                --------------------------

         Excess (Deficit)                                                       $
                                                                                --------------------------
                                                                                --------------------------

THE SPORTSMAN'S GUIDE, INC.


BY:                                                                    DATE:
   --------------------------------------                                   -------------------------

ITS:
    ------------------------------------